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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 1999

                               IMPSAT CORPORATION
                                   IMPSAT S.A.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    Argentina
                 (State or other jurisdiction of incorporation)

                                                   52-1910372
        333-12977                                Not Applicable
 (Commission File Number)             (IRS Employer Identification Number)

                            Alferez Pareja 256 (1107)
                             Buenos Aires, Argentina
                    (Address of Principal Executive Offices)

                                 (541) 300-4007
                     (Telephone Number, Including Area Code)

                                (Not Applicable)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

            IMPSAT Corporation ("IMPSAT") made a public announcement on March 11, 1999 that it entered into an agreement with British Telecommunications plc ("BT") pursuant to which BT would acquire a 20% stake in IMPSAT. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           The following exhibits are filed as a part of this report:

           EXHIBIT NO.

           99.1  News release.  Filed herewith.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                           IMPSAT CORPORATION

                           By   /s/  Guillermo Jofre
                                     ---------------
                                     Guillermo Jofre
                                     Chief Financial Officer

                           IMPSAT S.A.

                           By   /s/  Guillermo Jofre
                                     ---------------
                                     Guillermo Jofre
                                     Finance Manager

                           Date: March 15, 1999


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                                  EXHIBIT INDEX

EXHIBIT NO.

99.1  News release.  Filed herewith.